CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    SEPTEMBER 6, 2007                     /S/ RICHARD J. ADLER
     -----------------------------     -----------------------------------------
                                       Richard J. Adler, Chief Executive Officer
                                       (principal executive officer)


I, Michael J. Meagher, Vice President and Treasurer of EII Realty Securities Trust (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Registrant.


Date:    SEPTEMBER 6, 2007                     /S/ MICHAEL J. MEAGHER
     -----------------------------     -----------------------------------------
                                       Michael J. Meagher, Vice President and
                                       Treasurer
                                       (principal financial officer)